                   ALLMERICA INVESTMENT TRUST (THE "TRUST")

    (SUPPLEMENT EFFECTIVE AUGUST 21, 2000 TO PROSPECTUS DATED MAY 1, 2000)


Effective October 1, 2000, the information relating to the Money Market Fund in the tables under the heading, "Fees and Expenses of the Funds", in the section entitled, "Expense Summary", in the Prospectus is amended as follows:

                                          Shareholder          Annual Fund Operating Expenses      Total Annual
                                             Fees           (expenses deducted from Fund assets)       Fund
                                      (fees paid directly   Management   Distribution    Other      Operating
                                     from your investment)     Fees      (12b-1) Fees   Expenses     Expenses
                                     ---------------------  -----------  -------------  --------   ------------
Money Market Fund                            None             0.31%**         None        0.05%     0.36%(1)**

** Effective October 1, 2000, the management fee rate for the Money Market Fund has been revised. The expense information in the table has been restated to reflect current fees.

The information relating to the Money Market Fund in the table under the heading, "Example", in the section entitled, "Expense Summary", in the Prospectus is amended as follows:

                                      1 Year  3 Years  5 Years  10 Years
                                      ------  -------  -------  --------

Money Market Fund                       $37    $116      $202     $456